Prospectus Supplement - PROSUPP9/22

Filed pursuant to 497(e)

Homestead Funds, Inc. Registration Nos. 033-35788 and 811-06136

Homestead Funds Trust Registration Nos. 333-229995 and 811-23429

Homestead Funds, Inc.

Homestead Funds Trust

Supplement Dated September 22, 2022

to the Prospectus dated May 1, 2022, as supplemented from time to time

This supplement revises certain information contained in the above-referenced prospectus (the "Prospectus") regarding the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund and Small-Company Stock Fund, each a series of Homestead Funds, Inc., and the Intermediate Bond Fund and Rural America Growth & Income Fund, each a series of Homestead Funds Trust (collectively, the "Homestead Funds"). Please read this supplement carefully and keep it with your Prospectus for future reference. You may obtain copies of the Prospectus free of charge, upon request, by calling toll-free (800) 258-3030, by visiting the Homestead Funds' website at homesteadfunds.com, or by writing to Homestead Funds, Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

At a meeting held September 14-15, 2022, the Board of Directors of Homestead Funds, Inc. approved reductions in the Short-Term Bond Fund's contractual investment management fee, which is currently 60 basis points on average daily net assets at all assets levels, by 10 basis points on average daily net assets over $500 million and by another 10 basis points on average daily net assets over $1 billion, effective January 1, 2023. Accordingly, effective January 1, 2023, the Short-Term Bond Fund's contractual investment management fee is as follows:

•0.60% of the Short-Term Bond Fund's average daily net assets on the first $500 million

•0.50% of the Short-Term Bond Fund's average daily net assets on the next $500 million

•0.40% of the Short-Term Bond Fund's average daily net assets over $1 billion

In addition, effective immediately, the following is added as a new section after the "Additional Tax Information" section of the Prospectus:

Shareholder Servicing and Distribution Payments

The Funds, Homestead Advisers, and Homestead Financial Services enter into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Shareholder servicing fees are for administrative services only and are not for services primarily intended to result in the sale of the Funds' shares. These payments increase the Funds' operating expenses and reduce their investment performance.

Homestead Advisers and Homestead Financial Services, out of their own resources, make payments to certain financial intermediaries for distribution and marketing services relating to the Funds. These payments, commonly referred to as "revenue sharing," are not an additional charge to a Fund or its shareholders and are not reflected in the fees and expenses listed in the Funds' expense tables in the Prospectus.